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                          Prudential Stock Index Fund
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                       Supplement dated December 17, 1999
                       Prospectus dated November 18, 1999

The following information replaces the information contained on page 21 of the Prospectus under 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Qualifying for Class A Shares--Other Types of Investors':

Other Types of Investors. Certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor also may purchase Class A shares subject to a minimum investment amount of $10,000. To qualify you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, 'Purchase, Redemption and Pricing of Fund Shares--Class A Shares.'

This information also supplements the 'Share Class Comparison' chart on page 19 of the Prospectus. For these types of investors, the minimum purchase amount is $10,000.

The following information supplements the information contained on page 29 of the Prospectus under 'How to Exchange Your Shares': Participants in any fee-based and certain other programs for which the Fund is an available option will have their Class Z shares, if any, exchanged for Class A shares when they elect to leave such programs. Upon leaving a program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV (Net Asset Value). Similarly, participants in the Prudential Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

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